ARROW DWA Tactical: Macro ETF

DWAT

(a series of Arrow Investments Trust)

Supplement dated September 13, 2022

to the Summary Prospectus, Prospectus, and Statement of Additional Information dated April 27, 2022

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The following provides notice to shareholders that the ARROW DWA Tactical: Macro ETF, effective September 16, 2022, will be listed on Cboe BZX Exchange, Inc. All references to Nasdaq Stock Market, LLC are deleted.

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This supplement provides new information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information dated April 27, 2022 and should be read in conjunction with those documents. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

Please retain this Supplement for future reference.